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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 9, 2005
                                                        (SEPTEMBER 1, 2005)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-30045                38-3518829
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



         2711 E. JEFFERSON AVE.
        DETROIT, MICHIGAN 48207                          (313)-567-4348
          (Address of principal                 (Registrant's telephone number,
           executive offices)                         including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2005 Catuity consummated a Services Agreement (dated August 31,
2005) with MIA Pty. Ltd. and Chris Leach for Mr. Leach's executive management services to Catuity. Mr. Leach served as the CEO of Loyalty Magic Pty. Ltd. prior to its acquisition by Catuity on September 1, 2005. The contracted services commenced on the first day after Catuity assumed control of Loyalty Magic Pty. Ltd. and continue until December 31, 2007. The services consist of general executive management including the management of all Australian Sales and R&D efforts along with Catuity's Australian operations.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 1, 2005, pursuant to our services agreement with MIA Pty. Ltd., Mr. Leach was appointed CEO of Loyalty Magic Pty Ltd, a wholly owned subsidiary of Catuity Inc. Since April 2001, Mr. Leach lead Loyalty Magic through a conversion from being a software provider to becoming a loyalty processor that enables programs that affect more than three million consumers in Australia and New Zealand. In addition to his responsibilities in ANZ, Mr. Leach also oversees product innovation for all of Catuity. Prior to Loyalty Magic, he was Managing Director for Global Knowledge Australia, a technical training organization. In the U.S., he was a partner in Key Method, a physical therapy technology company that specialized in industrial therapy and return to work programs. Chris also worked for National Computer Systems ("NCS", now a Carlson Marketing company) where he designed and implemented marketing & sales programs to sell the NCS products into the vertical markets of medical and human resources information systems. Chris also worked for IBM and the East Asiatic Company in South Africa. He holds an MBA from Stellenbosch University, plus a Human Resources Management Honours degree and a BA from Witwatersrand University, South Africa.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CATUITY INC.
                                        (Registrant)


                                  By /s/ John H. Lowry
                                     -----------------------------------
                                     John H. Lowry
                                     Senior Vice President,
                                     Chief Financial Officer & Secretary




Date:  September 9, 2005